DECEMBER AGREEMENT
                      ------------------


          THIS AGREEMENT is entered into this 16th day of December, 1994, by and between INTERGRAPH CORPORATION ("Intergraph"), a Delaware corporation having its principal office and place of business at One Madison Industrial Park, Huntsville, Alabama 35894, and BENTLEY SYSTEMS, INCORPORATED ("Bentley"), a Delaware corporation having its principal office and place of business at 690 Pennsylvania Drive, Exton, Pennsylvania 19431.

                     W I T N E S S E T H:

          WHEREAS, the parties hereto entered into a series of written agreements dated May 2, 1994;

          WHEREAS, a number of issues relating to the subject matter of those agreements have arisen between the parties, including issues regarding the acquisition by Bentley of certain foreign language translations of MicroStation and the continuation of the OEM Software License Agreement, one of the May 2 agreements; and

          WHEREAS, the parties have resolved these issues, and desire to enter into this Agreement to set forth the agreed resolution.

          NOW, THEREFORE, intending to be legally bound hereby, the parties hereto agree as follows:


    1. Definitions. The following words, terms and phrases shall in this Agreement have the following meaning:


    (a) "Value Added Pack Software" means the source code and object code for the computer programs developed by Intergraph entitled "Value Added Pack," together with all updates and enhancements thereto, and documentation therefor.

    (b) "Source Film" means the source film separates for printing the MicroStation Digitizing Menu Tablet Template.

    (c) "Localization Auxiliary Programs" means auxiliary programs developed by Intergraph or third parties to facilitate translation and MicroStation usage in local languages, such as keyboard input front-end processors, and includes source code, object code and documentation therefor.


    2. European Language Foreign Translations. Concurrently with the execution of this Agreement, Intergraph and Bentley shall execute and deliver to the other an agreement between Bentley and Intergraph for the purchase by Bentley of the European language translations of MicroStation, in the form attached hereto as Exhibit "A".

     3. Source Code for Value Added Pack Software/Film for Digitizing Menu Template.
          (a)  Intergraph hereby grants, assigns and
conveys to Bentley all of Intergraph's right, title and interest whatsoever throughout the world, including without limitation all of Intergraph's copyrights and other intellectual property rights, in and to (i) the Value Added Pack Software, and (ii) the Source Film.
          (b) Within ten (10) days after the execution of this Agreement, Intergraph shall deliver to Bentley on one or more diskettes an electronic copy and two paper copies of the Value Added Pack Software and the Source Film.

          (c) Intergraph shall perform acts and execute documents, at Bentley's expense and request, which are reasonably necessary to transfer or perfect in Bentley the foregoing rights granted by Intergraph to Bentley.


     4. Cancellation of OEM Software License Agreement; Limited
Release.
          (a) The parties hereby cancel and terminate the "OEM Software License Agreement for MicroStation V5 Runtime Engine" dated May 2, 1994 ("OEM Agreement"), and neither party shall have any further obligations under the OEM Agreement.

          (b) Except for the rights and obligations created by this Agreement, for good and valuable consideration, the receipt of which is hereby acknowledged, Bentley and Intergraph do hereby remise, release, acquit and forever discharge one another and their respective present and former parents, subsidiaries, affiliates, divisions, successors, assigns, agents, attorneys, officers, directors and employees of and from all manner of actions, causes of action, claims, suits, demands, dues, debts, liabilities, liens, indemnities, obligations, sums of money, accounts, bonds, covenants, compensation, contracts, agreements, judgments, controversies, promises, trespasses, damages, costs, losses, and expenses of any kind or nature whatsoever, whether legal, equitable or statutory, liquidated or unliquidated, fixed or contingent, known or unknown, suspected or unsuspected, which Bentley or Intergraph ever had, now have, or which they hereafter can, shall or may have against one another, expressly limited to any and all claims, asserted or unasserted, based upon any matter, cause, thing or event relating to the performance or non-performance by the parties of the OEM Agreement.

     5. Amendment to Distribution Agreement. Concurrently with the execution of this Agreement, Intergraph and Bentley shall execute and deliver to the other an Amendment to the Distribution Agreement dated May 2, 1994, between Bentley and
Intergraph, in the form attached hereto as Exhibit "B".


     6. "I/RAS" Application Bundles.
          (a) Intergraph hereby confirms to Bentley its intent to develop a version of the "I/RAS" software for operation with MicroStation PowerDraft ("Power I/RAS"). Bentley shall furnish to Intergraph such development tools and technical support as may be reasonably necessary to facilitate Intergraph's development of Power I/RAS, including information for running "DLMs" within MicroStation PowerDraft. Intergraph shall not use the foregoing tools and information for any purpose other than the development of Power I/RAS. In the event of the discontinuation by Intergraph of the development or support of Power I/RAS or the termination of this Agreement, Intergraph shall promptly return to Bentley all of the foregoing tools and information.

          (b) Intergraph expressly acknowledges and agrees that all development tools, technical support and information furnished by Bentley pursuant to subparagraph (a) shall constitute Confidential Information within the meaning of Paragraph 6.11 of the Business Relations Agreement dated May 2, 1994, between the parties. Intergraph hereby accepts such Confidential Information. Intergraph agrees that, in addition to its confidentiality obligations under the foregoing provision of the Business Relations Agreement, it shall not, until the later of written agreement by the parties to announce Power I/RAS or the execution of a written agreement by the parties for the distribution of Power I/RAS: (i) publicly disclose or acknowledge the existence of tools to run DLMs within MicroStation PowerDraft, or (ii) discuss, demonstrate or acknowledge Power I/RAS or its development to or with any third party (including prospects and customers), even if such activities are subject to a non-disclosure agreement between Intergraph and such third party. The foregoing obligations of Intergraph shall survive the termination of this Agreement.
         (c) Intergraph and Bentley shall, upon the completion of Power I/RAS, enter into a written agreement (the "Power I/RAS Agreement") setting forth mutually agreeable terms for the marketing and distribution of Power I/RAS.
         (d) For so long as Intergraph diligently proceeds with the development of Power I/RAS, Intergraph shall have the right to distribute and license an "I/RAS
Application Bundle" with one or more of the "I/RAS B", "I/RAS C", or "I/RAS Engineer" products, provided, however, I/RAS shall not be deemed an Application Bundle Product pursuant to the Amendment, and MicroStation V5
Kits purchased by Intergraph for licensing with I/RAS shall not be eligible for the volume discounts for Application Bundles set forth in the Amendment, unless and until Intergraph and Bentley enter into the Power
I/RAS Agreement. In the event Intergraph and Bentley enter into the Power I/RAS Agreement on or before June
30, 1995, Bentley shall issue to Intergraph a credit in the amount of the difference between the price actually paid by Intergraph for such Kits distributed as part of I/RAS Application Bundles on or after January 1, 1995, and the price that would have been applicable to Kits distributed as part of I/RAS Application Bundles if they had been deemed an Application Bundle as of January 1, 1995, provided that the I/RAS Application Bundles meet all of the criteria for Application Bundles set forth in Paragraph 2 of the Amendment to the Distribution
Agreement. In the event Intergraph and Bentley do not enter into the Power I/RAS Agreement on or before June
30, 1995, then Intergraph shall discontinue the distribution of I/RAS Application Bundles on July 1, 1995.


    7. MicroStation PowerDraft Application Bundles. Bentley agrees to negotiate in good faith with Intergraph the establishment of Application Bundles based on MicroStation PowerDraft and discounts therefor.

    8. Asia Pacific -- Japan/Korea.
       (a) Concurrently with the execution of this Agreement, Bentley and Intergraph shall execute and deliver to the other the Japanese and Korean Language Translations Purchase
Agreement in the form attached hereto as Exhibit "C".

       (b) Intergraph shall introduce and acknowledge Bentley in product advertisements, marketing brochures and promotional materials for Bentley products directed to the Japanese and Korean markets.

       (c) Subject to availability, Intergraph shall provide reasonable office space for Bentley technical personnel (pre- and post-sales personnel and personnel supporting local independent software developers) in Intergraph's offices in Japan and Korea through December 31, 1996. Intergraph represents that reasonable office space is currently available.

       (d) Intergraph shall furnish advance written notice to Bentley of each Intergraph users group meeting in Japan and Korea through December 31, 1996. Intergraph shall encourage such user groups to invite representatives of Bentley to participate in such meetings, including making presentations and setting up displays of Bentley products.


    9. Chinese/Taiwanese Translations.
       (a) Within thirty (30) days of the date of this Agreement, Intergraph shall deliver to Bentley on one or more diskettes for its review: (i) copies of the foreign language translations of MicroStation for China and Taiwan, and documentation therefor, (ii) the source code, object code and documentation for the Localization Auxiliary Programs, and (iii) any other software and documentation, including without limitation all font libraries and resource files, necessary or desirable for the development and distribution of the foreign language kits of MicroStation for China and Taiwan.

       (b) In the event Bentley elects to purchase some or all of the translations and other materials furnished pursuant to subparagraph (a), Bentley shall give written notice to Intergraph, and Intergraph shall, within ten (10) days of its receipt of such notice, execute and return to Bentley the Chinese and Taiwanese Language Translations Purchase Agreement with Bentley in the form of Exhibit "D" hereto.

   10. Purchase of Intergraph Year-End Inventory of MicroStation Kits. Intergraph shall deliver to Bentley on or before January 6, 1995, in writing a complete and final list setting forth its inventory as of January 1, 1995, of all MicroStation Kits and MicroStation Review Kits, including work in progress. On or before January 13, 1995, Bentley shall notify Intergraph on one or more occasions in writing of the inventory items on such final list or on such preliminary list previously furnished to Bentley that Bentley intends to purchase as set forth below. Intergraph shall deliver at its expense to Bentley within fourteen (14) days after its receipt of each such request all of the inventory items that Bentley has elected to purchase for retrofitting by Bentley to conform with Bentley-manufactured Kits. Bentley shall have the right to use such retrofitted Kits to fulfill orders by Intergraph for Kits. Bentley shall issue to Intergraph within thirty (30) days after the later of delivery of or receipt of Intergraph's invoice for Alternate Platform MicroStation V5 Kits purchased by Bentley from Intergraph's inventory a credit in the amount of Forty-One Dollars (U.S.) ($41) for English-language Kits and Ninety Dollars (U.S.) ($90) for translated Kits. With respect to MicroStation 32 Kits, Bentley shall: (a) for each English-language MicroStation 32 Kit purchased by Bentley, issue to Intergraph within thirty (30) days after the later of delivery or receipt of Intergraph's invoice a credit equal to Forty-One Dollars (U.S.) ($41) toward the future purchase by Intergraph from Bentley of an English-language MicroStation 32 Kit, and (b) for each foreign language MicroStation 32
Kit purchased by Bentley,issue to Intergraph within thirty (30) days after the later of delivery or receipt of Intergraph's invoice a credit equal to Ninety Dollars (U.S.) ($90) toward the future purchase by Intergraph from Bentley of a foreign language
MicroStation 32 Kit. Bentley shall be obligated hereunder to purchase all of Intergraph's 1994 year-end inventory of MicroStation Alternate Platform V5 Kits set forth in Exhibit E hereto (but not more), provided, however, Bentley shall not be obligated to purchase all of Intergraph's work in progress for such Kits. As used herein, "Alternate Platform" means a platform on which MicroStation operates other than a MicroStation 32 workstation.


   11. MicroStation Registration Database. Intergraph shall, pursuant to Section 3.01 of the Business Relations Agreement, provide to Bentley registration information in its possession, custody or control for all end users known to Intergraph worldwide of any and all versions of MicroStation products, regardless of the physical form, condition or lack of organization of such information. In the event Intergraph locates additional user registration information after delivering the foregoing materials to Bentley, Intergraph shall promptly deliver the additional information to Bentley.

   12. Japanese Kit Inventory. Intergraph shall, on or before March 31, 1995, deliver at its expense to Bentley the MicroStation Kits remaining in the inventory of Sharp, Mutoh and Softbank, its distributors in Japan, as of January 1, 1995. In the event Intergraph delivers such Kits, Bentley shall replace them within a reasonable time with Japanese-language MicroStation Kits manufactured and licensed by Bentley. Intergraph shall pay to Bentley within thirty (30) days after receipt of Bentley's invoice for each such Kit replaced by Bentley the difference between the royalty previously paid by Intergraph to Bentley for such Kit and the price applicable during 1995 under the Distribution Agreement for a Japanese-language MicroStation Kit, plus shipping costs.

   13. Termination for Material Breach. Either party may, at its option, terminate this Agreement in the event of a material breach by the other party. Such termination may be effected only through a written notice to the other party, specifically identifying the breach or breaches on which termination is based. Following receipt of such notice, the party in breach shall have sixty (60) days to cure such breach or breaches, and this Agreement shall terminate in the event that such cure is not made by the end of such period. In the event that the parties dispute either the existence of a material breach or the adequacy of attempted cure, and either party submits such dispute to arbitration under Paragraph 15.09 hereof, the termination shall not be deemed effective until the arbitrator renders a final decision finding an uncured material breach.

   14. Bankruptcy. If either party files a petition in bankruptcy (or is the subject of an involuntary petition in bankruptcy that is not dismissed within sixty (60) days after the effective filing date thereof); or is or becomes insolvent; or enters into any formal arrangement with its creditors, or ceases doing business in the ordinary course; or admits of a general inability to pay its debts as they become due; then the other party shall have the right to terminate this Agreement upon fifteen (15) days written notice.



   15.  General Provisions.

       15.01 Entire Agreement. This Agreement, together with the Exhibits hereto, collectively set forth the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and, except as specifically provided herein, supersede and merge all prior oral and written agreements, discussions and understandings between the parties with respect to the subject matter hereof, and neither of the parties shall be bound by any conditions, inducements or representations other than as expressly provided for herein.

       15.02 Independent Contractors. In making and performing this Agreement, Bentley and Intergraph act and shall act at all times as independent contractors and nothing contained in this Agreement shall be construed or implied to create an agency, partnership or employer and employee relationship between Bentley and Intergraph. At no time shall either party make commitments or incur any charges or expenses for or in the name of the other party.

       15.03 Notices. Any notice required or permitted to be given hereunder, shall, except where specifically provided otherwise, be given in writing to the person listed below by registered mail or overnight delivery service, and the date upon which any such notice is received at the designated address shall be deemed to be the date of such notice. Any notice shall be delivered as follows:

       If to Intergraph: Intergraph Corporation
                         One Madison Industrial Park
                         Huntsville, Alabama  35894
                         Attention:  James W. Meadlock
                                    President

       If to Bentley:    Bentley Systems, Inc.
                         690 Pennsylvania Drive
                         Exton, Pennsylvania 19341
                         Attention:  Keith Bentley,
                                    President

or addressed to such other address as that party may have given by written notice in accordance with this provision.

       15.04 Amendments; Modifications. This Agreement may not be amended or modified except in a writing duly executed by the parties hereto.

       15.05 Assignment. Neither party shall assign this Agreement, or any part thereof, without the prior written consent of the other party.

       15.06 Severability. The provisions of this Agreement shall be severable, and if any of them are held invalid or unenforceable for any reason, such provision shall be adjusted to the minimum extent necessary to cure such invalidity. The invalidity or unenforceability of one or more of the provisions contained in this Agreement shall not affect any other provisions of this Agreement.


       15.07 Waivers. Any delay or forbearance by either party in exercising any right hereunder shall not be deemed a waiver of that right.


       15.08 Governing Law. This Agreement shall be governed by and interpreted in accordance with the substantive laws of the State of Delaware.

       15.09 Arbitration. In the event of a dispute between the parties arising under this Agreement, the parties shall submit to binding arbitration before a single arbitrator in Wilmington, Delaware, under the Commercial Arbitration Rules of the American Arbitration Association, except that temporary restraining orders or preliminary injunctions, or their equivalent in any country of the world, may be obtained from any court of competent jurisdiction. The pre-hearing and hearing proceedings in the arbitration shall be generally governed by the Federal Rules of Civil Procedure and the judicial precedent interpreting those rules. The decision of the arbitrator shall be final and binding with respect to the dispute subject to the arbitration and shall be enforceable in any court of competent jurisdiction. Each party shall bear its own expenses, attorney's fees and costs incurred in such arbitration.

       15.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one Agreement.

       15.11 Construction. This Agreement is the product of joint draftsmanship and shall not be construed against one party more strictly than against the other.

       15.12 Confidentiality of Agreement. The detailed terms of this Agreement shall remain confidential. In no event shall either party disclose the detailed terms of this Agreement without the prior written consent of the other party; provided, however, each of the parties may announce publicly the framework of this Agreement without consent of the other party.

       15.13 Headings. The headings in this Agreement are inserted merely for the purpose of convenience and shall not affect the meaning or interpretation of this Agreement.


       IN WITNESS WHEREOF, each of the parties has executed this Agreement as of the date and year first above written.



ATTEST:                       BENTLEY SYSTEMS, INCORPORATED

/s/ Jennifer S. Ware          BY: /s/ Keith Bentley
- --------------------          ---------------------------

                              TITLE: /s/ President
                              ---------------------------

ATTEST:                       INTERGRAPH CORPORATION

/s/ Marcus B. Maddox          BY: /s/ T.D. Steele
- --------------------          ---------------------------

                              TITLE: /s/ President, Intergraph Software
                              ---------------------------
                                         Solutions

                           EXHIBIT A

       EUROPEAN LANGUAGE TRANSLATIONS PURCHASE AGREEMENT
       -------------------------------------------------


THIS AGREEMENT is entered into this 16th day of December, 1994, by and between INTERGRAPH CORPORATION ("Intergraph"), a Delaware corporation having its principal office and place of business at One Madison Industrial Park, Huntsville, Alabama 35894, and BENTLEY SYSTEMS, INCORPORATED ("Bentley"), a Delaware corporation having its principal office and place of business at 690 Pennsylvania Drive, Exton, Pennsylvania 19431.



                     W I T N E S S E T H:


          WHEREAS, pursuant to Paragraph 3.04 of the Business Relations Agreement dated May 2, 1994, between Bentley and Intergraph, Bentley has elected to exercise its option to purchase Intergraph's interest in the Italian, Spanish, French and German translation of the documentation and machine-readable information prepared by Donnelley Language Service ("DLS") for Intergraph for the MicroStation software, as well as the Finnish translation and any other translation to be mutually agreed.

          NOW, THEREFORE, intending to be legally bound, the parties hereto agree as follows:

     1. Definition. As used herein, "Translations" means the Italian, Spanish, French, German and Finnish foreign language translation, as well as any other translation to be mutually agreed, of the documentation, machine-readable information and resource files for all versions of MicroStation operating on any hardware or software platform, including without limitation the MicroStation Windows NT-specific, MicroStation DOS-specific and MicroStation Clipper-specific as well as German HP-specific documentation and resource files.

     2. Grant. Intergraph hereby grants, assigns and conveys to Bentley all of Intergraph's right, title and interest whatsoever, including without limitation all of Intergraph's copyrights and other intellectual property rights, in and to the Translations, together with the right to sue for past infringement of the Translations.

     3. Delivery of Materials. Within seven (7) days after the execution of this Agreement, Intergraph shall deliver to Bentley on one or more diskettes an electronic copy and two paper copies of the Clipper-specific, DOS-specific and Windows NT-specific as well as the German HP-specific versions of the Translations, together with a copy of the written assignments of the copyrights in and to the Translations from DLS to Intergraph.

     4. Payment.
          (a) Bentley shall compensate Intergraph for the rights granted herein up to an amount representing seventy percent (70%) of the documented direct costs (as set forth in Exhibit A1 hereto) incurred by Intergraph to prepare the various Translations as set out hereunder:

     -    German:
          Bentley's invoices to Intergraph for German kits of MicroStation Version 5 shall not bear the four percent (4%) mark-up for the translation until the earliest of December 31, 1996 or until the cumulative sum of the number of kits times four percent (4%) of U.S. list price is equal to seventy percent (70%) of the amount of the respective Translation mentioned in Exhibit A1.
     -    Spanish, French, Italian and Finnish:
          Bentley's invoices to Intergraph for Spanish, French, Italian and Finnish kits of MicroStation Version 5 and PowerDraft shall bear the four percent (4%) mark-up and shall show a credit of Three Hundred Dollars (U.S.) ($300) per kit until the earlier of December 31, 1996 or when the cumulative sum of the number of kits times Three Hundred Dollars (U.S.) ($300) is equal to seventy percent (70%) of the amount of the respective Translation mentioned in Exhibit A1.

          (b) In addition, Bentley shall grant a credit of Three Hundred Dollars (U.S.) ($300) to Intergraph for each kit of MicroStation Version 5 directly or indirectly sold by Bentley in Italy and Finland until the earlier of December 31, 1996, or when the respective cumulative sum is equal to the above seventy percent (70%). This does not apply to sales by Intergraph since such is covered in the previous paragraph.

     5. Other Translations.
          (a) Intergraph will make available for inspection by Bentley any MicroStation Version 5 Translation for Swedish, Polish, Czech/Slovakian, Hungarian, Russian/ Ukrainian, along with documentation of Intergraph's costs and rights for same. At Bentley's election, Intergraph shall promptly assign to Bentley its entire right, title and interest whatsoever in and to each Translation that Bentley elects to acquire. In the event of an assignment of any such Translation, Bentley invoices for MicroStation Version 5 and PowerDraft kits in such language shall also show a credit of Three Hundred Dollars (U.S.) ($300) for each kit, until the earlier of December 31, 1996 or (for each language respectively) when the cumulative sum of the number of kits times Three Hundred Dollars ($300) is equal to seventy percent (70%) of Intergraph's documented costs (per Exhibit A1) for such language Translation.

         (b) In addition, Bentley shall grant to Intergraph a credit of Three Hundred Dollars (U.S.) ($300) for each kit of MicroStation Version 5 directly or indirectly sold by Bentley in Sweden, Poland, Czech Republic, Slovakia, Hungary, Russia and Ukraine until the earlier of December 31, 1996, or when the respective cumulative sum is equal to the above seventy percent (70%).

     6. Glossaries. Intergraph hereby grants to Bentley the non-exclusive right to use the glossaries for the above languages developed by Intergraph, and the software tools to utilize same, with basic instruction and perpetual rights to use such tools at material and instruction costs.


     7. Execution of Documents. Intergraph shall perform acts and execute documents, at Bentley's expense and request, which are reasonably necessary to transfer or perfect in Bentley the rights granted by Intergraph to Bentley herein.

     8. Warranty. Intergraph represents and warrants to Bentley that (a) it has paid DLS in full for the preparation of the relevant Clipper-specific, DOS-specific and Windows NT-specific as well as German HP-specific versions of the Translations, and has received from DLS an assignment of the copyrights for such translations; (b) it is the owner of the relevant Clipper-specific, DOS-specific and Window NT-specific as well as German HP-specific versions of the Translations, including all intellectual property rights therein; (c) it has the right, power and authority to grant the rights granted under this Agreement and fully perform its obligations hereunder; and (d) it has not, as of the date hereof, received notice of a claim that the Translations infringe any patent, copyright or other intellectual property right anywhere in the world or that any third party has any proprietary interest in or to the Translations.

     9. DLS. The parties shall provide instructions to DLS in accordance with this Agreement upon its execution.

    10. General Provisions.

          10.01 Entire Agreement. This Agreement, together with the Exhibits hereto, collectively set forth the entire agreement and understanding between the parties hereto with respect to the purchase of the Translations and, except as specifically provided herein, supersede and merge all prior oral and written agreements, including the Agreement dated December 7, 1994, between Intergraph and Bentley Systems Europe, discussions and understandings between the parties with respect to the subject matter hereof, and neither of the parties shall be bound by any conditions, inducements or representations other than as expressly provided for herein.

          10.02 Independent Contractors. In making and performing this Agreement, Bentley and Intergraph act and shall act at all times as independent contractors and nothing contained in this Agreement shall be construed or implied to create an agency, partnership or employer and employee relationship between Bentley and Intergraph. At no time shall either party make commitments or incur any charges or expenses for or in the name of the other party.

          10.03 Notices. Any notice required or permitted to be given hereunder, shall, except where specifically provided otherwise, be given in writing to the person listed below by registered mail or overnight delivery service, and the date upon which any such notice is received at the designated address shall be deemed to be the date of such notice. Any notice shall be delivered as follows:

          If to Intergraph:   Intergraph Corporation
                              One Madison Industrial Park
                              Huntsville, Alabama  35894
                              Attention:  James W. Meadlock
                                          President

          If to Bentley:      Bentley Systems, Inc.
                              690 Pennsylvania Drive
                              Exton, Pennsylvania 19341
                              Attention:  Keith Bentley,
                                          President

or addressed to such other address as that party may have given by written notice in accordance with this provision.

          10.04 Amendments; Modifications. This Agreement may not be amended or modified except in a writing duly executed by the parties hereto.


          10.05 Assignment. Neither party shall assign this Agreement, or any part thereof, without the prior written consent of the other party.


          10.06 Severability. The provisions of this Agreement shall be severable, and if any of them are held invalid or unenforceable for any reason, such provision shall be adjusted to the minimum extent necessary to cure such invalidity. The invalidity or unenforceability of one or more of the provisions contained in this Agreement shall not affect any other provisions of this Agreement.


          10.07 Waivers. Any delay or forbearance by either party in exercising any right hereunder shall not be deemed a waiver of that right.


          10.08 Governing Law. This Agreement shall be governed by and interpreted in accordance with the substantive laws of the State of Delaware.

          10.09 Arbitration. In the event of a dispute between the parties arising under this Agreement, the parties shall submit to binding arbitration before a single arbitrator in Wilmington, Delaware, under the Commercial Arbitration Rules of the American Arbitration Association, except that temporary restraining orders or preliminary injunctions, or their equivalent in any country of the world, may be obtained from any court of competent jurisdiction. The pre-hearing and hearing proceedings in the arbitration shall be generally governed by the Federal Rules of Civil Procedure and the judicial precedent interpreting those rules. The decision of the arbitrator shall be final and binding with respect to the dispute subject to the arbitration and shall be enforceable in any court of competent jurisdiction. Each party shall bear its own expenses, attorney's fees and costs incurred in such arbitration.

          10.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one Agreement.

          10.11 Construction. This Agreement is the product of joint draftsmanship and shall not be construed against one party more strictly than against the other.

          10.12 Confidentiality of Agreement. The detailed terms of this Agreement shall remain confidential. In no event shall either party disclose the detailed terms of this Agreement without the prior written consent of the other party; provided, however, each of the parties may announce publicly the framework of this Agreement without consent of the other party.


          10.13 Headings. The headings in this Agreement are inserted merely for the purpose of convenience and shall not affect the meaning or interpretation of this Agreement.


          IN WITNESS WHEREOF, each of the parties has executed this Agreement as of the date and year first above written.



ATTEST:                       BENTLEY SYSTEMS, INCORPORATED

/s/ Jennifer S. Ware          BY:/s/ Keith Bentley
- --------------------          ------------------------

                              Title: /s/ President
                              --------------------


ATTEST:                       INTERGRAPH CORPORATION


/s/ Marcus B. Maddox          BY: /s/ T.D. Steele
- --------------------          -------------------

                              TITLE: /s/ President, Intergraph Software
                              -----------------------------------------
                                     Solutions
                              -----------------



                            EXHIBIT A1
                                TO
 EUROPEAN LANGUAGE TRANSLATIONS PURCHASE AGREEMENT
- ---------------------------------------------------

Foreign Language Translations

Full Intergraph costs (as agreed between the parties)

French
- ------
MicroStation Resource Files (Intergraph internal)
                                        $  31,293.00
MicroStation Documentation
MicroStation Clipper-specific Documentation
MicroStation Windows NT-specific Documentation
 (Donnelly Language Solutions)                    $157,166.50

German
- ------
MicroStation Resource Files (Intergraph internal)
                                        $  27,815.00
MicroStation Documentation
MicroStation Clipper-specific Documentation
MicroStation Windows NT-specific Documentation
 (Donnelly Language Solutions)                    $157,166.50

Italian
- -------
MicroStation Resource Files (Intergraph internal)
                                        $  31,115.00
MicroStation Documentation
MicroStation Clipper-specific Documentation
MicroStation Windows NT-specific Documentation
 (Donnelly Language Solutions)                    $157,166.50

Spanish
- -------
MicroStation Resource Files (Intergraph internal)
                                        $  15,094.00
MicroStation Documentation
MicroStation Clipper-specific Documentation
MicroStation Windows NT-specific Documentation
 (Donnelly Language Solutions)                    $157,166.50

Finnish
- -------
MicroStation Resource Files                  $  70,000.00
and all available MicroStation documentation including derived Help Files

Swedish
- -------
- - External costs     468.062 SEK
- - Internal Labor     186.000 SEK
                     -----------
                     654.062 SEK =      $ 88,260.00
                                   70%  $ 61,782.00

Available Translations:
- -----------------------
MicroStation Resource Files
MicroStation On-line Help (in electronic format)
MicroStation Reference Manual
Introducing MicroStation PC (in electronic format)

Russian/Ukraine
- ----------------
- - External costs             4.100 US$
- - Labor costs               10.500 US$
- - Courses and overhead       1.000 US$
                            ----------
                            15.600 US$
                                   70%  $  10,920.00

Available Translations:
- ------------------------
MicroStation Resource Files
MicroStation On-line Help
MicroStation full documentation

Czech/Slovak
- ------------
- - External costs      14.200 US$
- - Labor costs         27.200 US$
                      ----------
                      41.400 US$        70%  $  28,980.00

Available Translations:
- -----------------------
MicroStation Resource Files
MicroStation Installation notes and dictionary
MicroStation Czech installation program with four (4) installation diskettes

Polish
- ------
- - External costs       21.000 US$
- - Labor costs           3.500 US$
                       ----------
                       24.500 US$       70%  $  17,150.00

Available Translations:
- ------------------------
MicroStation On-line Help
MicroStation Polish fonts raster and vector
MicroStation full documentation
(all in electronic format)



                EXHIBIT B TO DECEMBER AGREEMENT


               AMENDMENT TO DISTRIBUTION AGREEMENT
               -----------------------------------

          THIS AMENDMENT to the Distribution Agreement dated May 2, 1994 (this "Amendment"), is entered into this 16th day of December, 1994, by and between INTERGRAPH CORPORATION ("Intergraph"), a Delaware corporation having its principal office and place of business at One Madison Industrial Park, Huntsville, Alabama 35894, and BENTLEY SYSTEMS, INCORPORATED ("Bentley"), a Delaware corporation having its principal office and place of business at 690 Pennsylvania Drive, Exton, Pennsylvania 19431.

                     W I T N E S S E T H:

          WHEREAS, the parties hereto entered into a series of written agreements dated May 2, 1994, including a Distribution Agreement (the "Agreement") and an OEM Software License Agreement for MicroStation V5 Runtime Engine ("OEM Agreement"); and
          WHEREAS, the parties have agreed to cancel and terminate the OEM Agreement and to enter into this Amendment to provide for special pricing to Intergraph for MicroStation Product Kits distributed by Intergraph with a minimum number of units of specified software applications.

          NOW, THEREFORE, intending to be legally bound hereby, the parties hereto agree as follows:


   1. Definitions.   The following words, terms and phrases
shall in this Agreement have the following meaning:

        1.01 "Approved Application" means an Intergraph application software product set forth in Exhibit A hereto (as may be amended from time to time to add additional applications with the written consent of Bentley) and that meets each of the following criteria:

               (a) it must have been developed by Intergraph (but may contain third-party content comprising less than fifty percent (50%) of the object code), or Intergraph must hold the exclusive right to distribute it to all end users in the United States;

               (b) it must prerequisite MicroStation (that is, technically require MicroStation for its operation);

               (c) it must have been, and must continue to be, actively marketed, licensed and distributed as a product to end users and resellers for operation with MicroStation, even if also available in the form of an Application Bundle; and

               (d) Bentley and Intergraph must agree that it demonstrates "Significant Value Added," as to its Intergraph value content, to an extent at least on the order of existing Intergraph applications having a U.S. list price exceeding One Thousand Dollars ($1,000) and meeting the criteria of (a) through (c) above. For application products solely developed by Intergraph (or for which Intergraph holds the exclusive distribution right to all end users in the United States), the bona fide U.S. list price shall be considered to measure the Intergraph value content.

        1.02 "Application Bundle" means a bundled software product distributed by Intergraph consisting of an Approved
Application together with a MicroStation Kit.

        1.03 "MicroStation Kit" means a Kit (as defined in the Agreement) for the then-current version of the product "MicroStation" distributed by Bentley.
        1.04 "Significant Value Added" means vertical application software that provides significant functions not available through MicroStation alone. Such application software should combine the functionality of MicroStation in novel ways, enhance the basic capabilities of MicroStation, and otherwise provide "higher" level functions.



     2. Application Bundle: Criteria. Notwithstanding Paragraph 5.03 of the Agreement, the price payable by Intergraph to Bentley for purchase of a MicroStation Kit shall be that set forth in Paragraph 3 of this Amendment where:
          a. said MicroStation Kit is licensed to end users as part of an Application Bundle;
          b. the US List Price for said Application Bundle is greater than or equal to Five Thousand Dollars (U.S.) ($5,000);
          c.  the discounts offered by Intergraph to
distributors, resellers and end-users on the Application Bundle are no greater than the discounts offered by Intergraph on its other application software products; and
          d. the MicroStation licenses distributed as part of the Application Bundles are not separately identified on either
(i) any Intergraph quotation or (ii) the distributor, reseller or end-user purchase order.


     3. Quantity Commitments; Discounts on MicroStation Kits for Bundled Applications.
          (a)  Intergraph shall furnish to Bentley within ten
(10) days of the date hereof in writing a list setting forth the unit quantities of each Application Bundle based on the Approved Applications set forth in Exhibit "A" hereto that Intergraph shall commit to distribute during calendar year 1995. The foregoing quantity figures shall be placed next to the corresponding Approved Applications in Exhibit "A", and made part of this Amendment. The cumulative total distribution commitment by Intergraph for 1995 for the Application Bundles based upon the Approved Applications set forth in Exhibit "A" shall equal or exceed five thousand (5,000) copies. Exhibit "A" may, with the written consent of Bentley, be amended from time to time to set forth additional Approved Applications.

          (b) The price payable by Intergraph to Bentley during a calendar year for a MicroStation Kit for distribution by Intergraph as part of each Approved Application identified in Exhibit A hereto ("Application Bundle Product") shall be based on the number of kits Intergraph commits in writing to purchase during such calendar year for distribution as part of said Application Bundle Product, and shall be expressed as a discount (the "Bundled Application Volume Discounts") to the price to Intergraph for such Kits set forth in Paragraph 5.03 of the Agreement. The "Bundled Application Volume Discounts" shall be divided into four categories as follows:

          (i) Where Intergraph commits in writing to purchase a minimum of two hundred (200), but not more than three hundred ninety-nine (399), MicroStation Kits for distribution as part of an Application Bundle Product, Intergraph shall receive a Fourteen and One-Quarter Percent (14.25%) discount from the price for each such Kit set forth in the Agreement. By way of example, if the US List Price of each MicroStation Kit during 1995 is Three Thousand Seven Hundred Ninety Dollars ($3,790), then the price payable by Intergraph in 1995 shall be One Thousand Three Hundred Dollars ($1,300) for each Kit distributed as part of an Application Bundle Product for which Intergraph has made a minimum commitment of between two hundred
(200) and three hundred ninety-nine (399) Kits.

          (ii) Where Intergraph commits in writing to purchase a minimum of four hundred (400), but not more than five hundred ninety-nine (599), MicroStation Kits for distribution as part of an Application Bundle Product, Intergraph shall receive a Thirty-Four and Four One-Hundredths Percent (34.04%) discount
from the price for each such Kit set forth in the   Agreement.
By way of example, if the US List Price of each MicroStation Kit during 1995 is Three Thousand Seven Hundred Ninety Dollars ($3,790), then the price payable by Intergraph in 1995 shall be One Thousand Dollars ($1,000) for each Kit distributed as part of an Application Bundle Product for which Intergraph has made a minimum commitment of between four hundred (400) and five hundred ninety-nine (599) Kits.

          (iii) Where Intergraph commits in writing to purchase a minimum of six hundred (600), but not more than nine hundred ninety-nine (999), MicroStation Kits for distribution as part of an Application Bundle Product, Intergraph shall receive a Forty-Three and Ninety-Three One-Hundredths Percent (43.93%) discount from the price for each such Kit set forth in the Agreement. By way of example, if the US List Price of each MicroStation Kit during 1995 is Three Thousand Seven Hundred Ninety Dollars ($3,790), then the price payable by Intergraph in 1995 shall be Eight Hundred Fifty Dollars ($850) for each Kit distributed as part of an Application Bundle Product for which Intergraph has made a minimum commitment of between six hundred (600) and nine hundred ninety-nine (999) Kits.

          (iv) Where Intergraph commits in writing to purchase a minimum of one thousand (1000) MicroStation Kits for license as part of an Application Bundle Product, Intergraph shall receive a Fifty and Fifty-Three One-Hundredths Percent (50.53%) discount from the price for each such Kit set forth in the Agreement. By way of example, if the US List Price of each MicroStation Kit during 1995 is Three Thousand Seven Hundred Ninety Dollars ($3,790), then the price payable by Intergraph in 1995 shall be Seven Hundred Fifty Dollars ($750) for each Kit distributed as part of an Application Bundle Product for which Intergraph has made a minimum commitment of one thousand
(1000) Kits.

     4. Order Procedure.
          (a) The procedures pursuant to which Intergraph shall order, purchase and make payment to Bentley for MicroStation Kits distributed as part of an Application Bundle
Product shall be those set forth in the Distribution Agreement.

          (b) For each Application Bundle Product, Intergraph shall purchase a minimum of twenty-five percent (25%) of the committed annual number of MicroStation Kits on or before March 31, fifty percent (50%) of the committed annual number of Kits on or before June 30, seventy-five percent (75%) of the committed annual number of Kits on or before September 30, and one hundred percent (100%) of the committed annual number of Kits on or before December 31 as a condition to payment by Bentley of the rebate set forth in Paragraph 6 below. In the event cumulative purchases by Intergraph of Kits for distribution with an Application Bundle Product do not, at the end of any calendar quarter, meet the foregoing minimum purchase requirements, Intergraph shall purchase from Bentley within ten (10) days after the end of each calendar quarter a sufficient number of additional licenses for inventory ("Application Bundle Inventory") in order to meet or exceed its cumulative minimum purchase commitment as of the end of such quarter. Intergraph shall not be obliged to take delivery of physical Kits for such additional licenses for Application Bundle Inventory, provided, however, in the event Intergraph elects to accept delivery of physical Kits, it shall segregate and account for its inventory of such Kits with respect to each Application Bundle Product for which it has accepted delivery of such Kits. Intergraph may distribute Kits purchased for Application Bundle Inventory hereunder only as part the Application Bundle Product for which Intergraph has purchased them, unless and until Intergraph pays to Bentley the difference between the price actually paid by Intergraph and the total price otherwise payable to Bentley if all such Kits for said Application Bundle Product been purchased at the standard price set forth in the Agreement.

     5.  Reports; Records; Audit.
          (a) Intergraph shall, during the term of the Agreement and for so long thereafter as Intergraph continues to distribute Application Bundles or maintains any Application Bundle Inventory, furnish to Bentley within thirty (30) days after the end of each calendar quarter a written distribution report setting forth, by Application Bundle Product, the serial number of each MicroStation Kit distributed as part of each Application Bundle during such quarter, together with the date of license, the identity of the licensee and a contact person for such licensee, and the site to which the Kit was shipped. Such report shall also indicate, for each such Application Bundle Product, the number of Kits purchased by Intergraph from Bentley during such quarter and the number distributed by Intergraph from the Application Bundle Inventory. Bentley acknowledges that Intergraph does not currently have the technical capability to furnish Bentley with the serial number of each MicroStation Kit distributed as part of an Application Bundles. Intergraph shall use best efforts to develop such capability and shall thereafter furnish Bentley with such serial number information.

          (b) Intergraph shall maintain complete and accurate records of the distribution of Application Bundles to permit Bentley to determine whether Intergraph has complied with its obligations hereunder. Intergraph shall, upon ten (10) days advance written notice by Bentley, permit reasonable inspection of such records by Bentley or a third-party auditor retained by Bentley at the offices of Intergraph during normal working hours. Bentley shall maintain in confidence all information contained in or derived from such records. The cost of any audit shall be borne solely by Bentley. This provision shall survive the termination of the Agreement for a period of one
(1) year after the date of receipt by Bentley of the last quarterly distribution report under subparagraph (a).

     6. Rebate of Purchase Price on Application Bundles. If, at the conclusion of a calendar quarter, Intergraph has satisfied its cumulative minimum quarterly unit purchase commitment for an Application Bundle Product in compliance with Paragraph 2 of this Amendment, then Bentley shall, within thirty (30) days following its receipt of the quarterly distribution report from Intergraph, compute and furnish to Intergraph a credit toward future product purchases in an amount equal to the difference between the price actually paid by Intergraph for the MicroStation Kits under the Agreement and the price payable under the terms of this Amendment for Kits purchased during such quarter for distribution as part of said Application Bundle Product, less the price of the Kits purchased by Intergraph to meet its quarterly minimum unit purchase commitment pursuant to Paragraph 4(b). If the quarterly distribution report shows that Intergraph has distributed Kits from Application Bundle Inventory, then Bentley shall compensate Intergraph by increasing the foregoing credit by the total actual price previously paid by Intergraph to Bentley for such Kits. If these calculations yield a negative figure, Bentley will promptly issue a net invoice to Intergraph, payable by Intergraph within thirty (30) days.


     7. Distribution in Excess of Unit Commitment. In the event Intergraph purchases in a calendar year, for an Application Bundle Product, a number of units of MicroStation Kits for distribution as part of such Application Bundle Product in excess of the discount category (i.e., Paragraphs 3(b)(i) through 3(b)(iv)) to which Intergraph has previously committed, then Intergraph shall, for those Kits purchased for distribution with said Application Bundle Product in excess of such discount category, receive the higher discount applicable in the category corresponding with the number of such Kits actually purchased. The higher discount level shall apply only to the excess Kits purchased by Intergraph above the category to which Intergraph committed. By way of example:

     (a) if Intergraph commits to purchase a minimum of four hundred (400), but not more than five hundred ninety-nine
(599), Kits in a calendar year as part of a specific Application Bundle, but Intergraph in fact purchases seven hundred (700) Kits, then Intergraph shall pay to Bentley, assuming a U.S. list price for each Kit of Three Thousand Seven Hundred Ninety Dollars ($3,790), One Thousand Dollars ($1,000) for each of the first five hundred ninety-nine (599) Kits and Eight Hundred Fifty Dollars ($850) for each additional Kit.

     (b) if Intergraph commits to purchase a minimum of four hundred (400), but not more than five hundred ninety-nine
(599), Kits in a calendar year as part of a specific Application Bundle, but Intergraph in fact purchases eleven hundred (1100) Kits, then Intergraph shall pay to Bentley, assuming a U.S. list price for each Kit of Three Thousand Seven Hundred Ninety Dollars ($3,790), One Thousand Dollars ($1,000) for each of the first five hundred ninety-nine (599) Kits, Eight Hundred Fifty Dollars ($850) for each of the next four hundred (400) Kits, and Seven Hundred Fifty Dollars ($750) for each of the remaining one hundred one (101) Kits.

     8. 1996 Prices. In the event Intergraph purchases (including purchases for inventory) during 1995 a total of five thousand (5,000) or more MicroStation Kits for distribution as part of Application Bundles, then Intergraph shall continue to receive volume discounts for purchases during 1996 of MicroStation Kits for distribution as part of Application Bundles, as set forth below:

          (a) If the total unit commitment by Intergraph for purchases of both MicroStation Kits and MicroStation PowerDraft Kits during 1996 for distribution as part of Application Bundle Products is greater than or equal to Fifty Percent (50%) of the actual total unit volume of both MicroStation Kits and MicroStation PowerDraft Kits purchased during 1995 for distribution as part of Application Bundle Products, then the baseline price, before volume discounts, for MicroStation Kits purchased during 1996 for distribution as part of Application Bundles shall be Fifty-Two Percent (52%) of the US List Price, plus any surcharge for foreign translations.

          (b) If the total unit commitment by Intergraph for purchases of both MicroStation Kits and MicroStation PowerDraft Kits during 1996 for distribution as part of Application Bundle Products is greater than or equal to the actual total unit volume of both MicroStation Kits and MicroStation PowerDraft Kits purchased during 1995 for distribution as part of Application Bundle Products, then the baseline price, before volume discounts, for MicroStation Kits purchased during 1996 for distribution as part of Application Bundles shall be Forty-Six Percent (46%) of the US List Price, plus any surcharge for foreign translations.

          (c) If the total unit commitment by Intergraph for purchases of both MicroStation Kits and MicroStation PowerDraft Kits during 1996 for distribution as part of Application Bundle Products is greater than or equal to One Hundred Fifty Percent (150%) of the actual total unit volume of both MicroStation Kits and MicroStation PowerDraft Kits purchased during 1995 for distribution as part of Application Bundle Products, then the baseline price, before volume discounts, for MicroStation Kits purchased during 1996 for distribution as part of Application Bundles shall be Forty Percent (40%) of the US List Price, plus any surcharge for foreign translations.

          (d) If the total unit commitment by Intergraph for purchases of both MicroStation Kits and MicroStation PowerDraft Kits during 1996 for distribution as part of Application Bundle Products is less than fifty percent (50%) of the actual total unit volume of both MicroStation Kits and MicroStation PowerDraft Kits purchased during 1995 for distribution as part of Application Bundle Products, then the prices for MicroStation Kits set forth in the Distribution Agreement shall apply.

      9. Distribution in Japan and Korea. Notwithstanding the limitations contained in Paragraph 2.01(a) of the Agreement, Intergraph shall have a non-transferable non-exclusive right to distribute Product Kits in Japan and Korea through Distributors and Resellers and directly to End Users during the period January 1, 1995, through December 31, 1996.

     10. Demonstration; Loan.
          (a)  Intergraph shall have the right to use Product
Kits, as defined in the Agreement, for demonstrations to prospective end users of Bundled Applications and for training.

          (b)  Intergraph shall have the right to loan Product
Kits, as defined in the Agreement, to prospective end users of Bundled Applications upon the terms and conditions set forth in Paragraph 2.05 of the Agreement.

     11. Trademarks. Intergraph shall have the right to market the Application Bundle Products under any name of its choosing, provided, however, Intergraph shall identify Bentley as the owner of MicroStation and designate the Application Bundle Products as containing Bentley's MicroStation product by labeling each such Product, and advertising and promotional materials therefor, with the "MicroStation Powered" logo, and shall do so in accordance with the existing standards prepared
by Intergraph.   Intergraph shall also comply with the
standards set forth in Exhibit "B" hereto. Intergraph shall request and use reasonable diligence to ensure compliance herewith by all of its distributors and resellers.

          All other terms and conditions of the Distribution
Agreement shall remain unchanged.

          IN WITNESS WHEREOF, each of the parties has executed this Amendment as of the date and year first above written.



ATTEST:                       BENTLEY SYSTEMS, INCORPORATED



/s/ Jennifer S. Ware          BY: /s/ Keith Bentley
- --------------------          ------------------------

                              TITLE: /s/ President
                              ------------------------

ATTEST:                       INTERGRAPH CORPORATION

/s/ Marcus B. Maddox          BY: /s/ T.D. Steele
- --------------------          ------------------------

                              TITLE: /s/ President, Intergraph Software
                              ------------------------
                                     Solutions
                              ------------------------


       EXHIBIT "A" TO AMENDMENT TO DISTRIBUTION AGREEMENT
       --------------------------------------------------

                                 Minimum Annual Volume
      Product                    Commitment (1995)
      -------------------------------------------------
      InXpress
      InRoads
      SiteWorks
      Project Architect
      MGE Nucleus
      MGE PC1/PC2
      I/Call
      I/Dispatch
      FRAMME
      FRAMME Lite
      I/GEOVEC
      WireWorks
      FrameWorks
      FieldWorks
      CogoWorks



       EXHIBIT B TO AMENDMENT TO DISTRIBUTION AGREEMENT
       ------------------------------------------------

Intergraph shall acknowledge the use of MicroStation in all advertisements and promotional materials for Application Bundle
Products and on the box, if any, for such Products by including the following statements:

MicroStation (registered trademark) Copyright Bentley Systems, Incorporated

"MicroStation Field (registered trademark)", "MicroStation Modeler (registered trademark)", "MicroStation PowerDraft (registered trademark)" "MicroStation Powered" and "MicroStation Review (registered trademark)" are a registered* trademarks of Bentley Systems, Incorporated

MicroStationCSP (SM) is a service mark of Bentley Systems, Incorporated

"MicroStation (registered trademark)" is the registered trademark of Bentley Systems, Incorporated

* (to be added at such time as Bentley receives registration for this trademark)


In connection with its distribution of Applications Bundle Products, Intergraph shall comply in all respects with a certain Amended License Agreement between the parties dated January 28, 1993 relating to the trademark "MICROSTATION." In the event of any conflict between the trademark provisions of the Distribution Agreement and those of the Amended License Agreement, the provisions of the Distribution Agreement shall control.

In addition, Intergraph shall comply with the following requirements:

BENTLEY SYSTEMS, INCORPORATED trademarks, service marks and trade names shall be used as follows:

MicroStation (registered trademark)
MicroStation CSP(SM)
MicroStation Field (TM)
MicroStation Modeler (TM)
MicroStation PowerDraft (TM)
MicroStation Powered (TM)
MicroStation Review (TM)

Upon registration , Intergraph shall include the appropriate (registered trademark) symbol to the Bentley trademarks

When the Bentley name and the Company are used, the Bentley must always be in FULL CAPITALS, bold italic, Caslon 540 and the Bentley "B" as follows:

                       [BENTLEY LOGO]

The Bentley "B" is an artistic "B" and will be provided to Intergraph.

When the Company name is used without the Company logo, it must always be in FULL CAPITALS, standard type as follows:

 BENTLEY SYSTEMS, INCORPORATED


             EXHIBIT C TO DECEMBER AGREEMENT


 JAPANESE AND KOREAN LANGUAGE TRANSLATIONS PURCHASE AGREEMENT
- --------------------------------------------------------------

          THIS AGREEMENT is entered into this 16th day of December, 1994, by and between INTERGRAPH CORPORATION ("Intergraph"), a Delaware corporation having its principal office and place of business at One Madison Industrial Park, Huntsville, Alabama 35894, and BENTLEY SYSTEMS, INCORPORATED ("Bentley"), a Delaware corporation having its principal office and place of business at 690 Pennsylvania Drive, Exton, Pennsylvania 19431.

                     W I T N E S S E T H:

          WHEREAS, the parties hereto entered into a series of written agreements dated May 2, 1994, including a Business
Relations Agreement;

          WHEREAS, pursuant to Paragraph 3.04 of the Business
Relations Agreement, Bentley received an option to acquire
Intergraph's rights to certain foreign language translations of MicroStation prepared by or for Intergraph;

          WHEREAS, Bentley desires to exercise its option to purchase Intergraph's interest in the Japanese and Korean translations of the documentation and machine-readable information of the MicroStation software;

          WHEREAS, the parties hereto have agreed to vary the terms under which Bentley may exercise such option.

          NOW, THEREFORE, intending to be legally bound, the parties hereto agree as follows:

     1. Definitions. As used herein, the following words, terms and phrases shall have the following meanings:

          1.01 "Translations" means the Japanese (Kanji) and Korean (Hangul) foreign language translations of the documentation, machine-readable information, and resource files for all versions of MicroStation operating on any hardware or software platform, including without limitation the MicroStation Windows NT-specific, MicroStation DOS-specific and MicroStation Clipper-specific as well as Japanese NEC-PC-specific documentation and resource files.

          1.02 "Localization Auxiliary Programs" means auxiliary programs developed by Intergraph or third parties to facilitate translation and MicroStation usage in the Japanese and Korean languages, such as keyboard input front-end processors, and includes source code, object code and documentation therefor.

         1.03 "Auxiliary Translation Materials" means:

               (i) the Localization Auxiliary Programs for
Japan and Korea; and
              (ii) any other software and documentation, including without limitation glossaries (and software tools therefor), all font libraries and resource files, necessary or desirable for the development and distribution of the foreign language kits of MicroStation for Japan and Korea.

         1.04 "Third-Party Contractor" means a third party which has entered into a written agreement with Bentley to prepare Japanese or Korean foreign language translations of MicroStation, or to manufacture or distribute Japanese or Korean language kits of MicroStation.


     2. Grant.
          (a) Intergraph hereby grants, assigns and conveys to Bentley all of Intergraph's right, title and interest whatsoever, including without limitation all of Intergraph's copyrights and other intellectual property rights, in and to the Translations, together with the right to sue for past infringement of the Translations.

         (b) Intergraph hereby grants to Bentley, its distributors, resellers and Third-Party Contractors a perpetual non-exclusive royalty-free worldwide right and license to use, reproduce, modify, enhance, publicly perform, publicly display, transmit and distribute to the public as an integral part of a localized MicroStation product the Auxiliary Translation Materials.

     3. Delivery of Materials. Within the later of (a) fourteen (14) days after the date of this Agreement, or (b) seven (7) days after completion of any Translation, Intergraph shall deliver to Bentley on one or more diskettes an electronic copy and two paper copies of the Translations and the Auxiliary Translation Materials, together with a copy of the written assignments of the copyrights in and to the Translations to Intergraph.

     4. Payment; Documentation.  Bentley shall compensate
Intergraph for the rights granted herein as follows:

          (a) Bentley's invoices to Intergraph for purchases by Intergraph of Japanese MicroStation Version 5 kits shall not include the ten percent (10%) surcharge, as permitted in Paragraph 5.03(e) of the Distribution Agreement dated May 2, 1994, between the parties, for such translated kits until the earlier of December 31, 1996, or such time as the cumulative number of such kits purchased by Intergraph times four percent (4%) of the U.S. list price for MicroStation is equal to seventy percent (70%) of the documented direct costs (as set forth in Exhibit A hereto) incurred by Intergraph to prepare the Japanese Translations.

          (b) Bentley's invoices to Intergraph for purchases by Intergraph of Korean MicroStation Version 5 kits shall not include the ten percent (10%) surcharge, as permitted in Paragraph 5.03(e) of the Distribution Agreement dated May 2, 1994, between the parties, for such translated kits until the earlier of December 31, 1996, or such time as the cumulative number of such kits purchased by Intergraph times four percent (4%) of the U.S. list price for MicroStation is equal to seventy percent (70%) of the documented direct costs (as set forth in Exhibit A hereto) incurred by Intergraph to prepare the Korean Translations.

          (c) Upon written request by Bentley, Intergraph shall permit reasonable inspection by Bentley or a third-party auditor retained by Bentley of all of its documentation supporting the direct costs of the Translations.


    5. Execution of Documents. Intergraph shall perform acts and execute documents, at Bentley's expense and request, which are reasonably necessary to transfer or perfect in Bentley the rights granted by Intergraph to Bentley herein.

    6. Warranty. Intergraph represents and warrants to Bentley that (a) it has paid in full for the preparation of the Translations and Auxiliary Translation Materials, and has received from an assignment of the copyrights in each instance where such materials were prepared by third parties; (b) it is the owner of the Translations and the Auxiliary Translation Materials, including all intellectual property rights therein;
(c) it has the right, power and authority to grant the rights granted under this Agreement and fully perform its obligations hereunder; and (d) it has not, as of the date hereof, received notice of a claim that the Translations or Auxiliary
Translation Materials infringe any patent, copyright or other intellectual property right anywhere in the world or that any third party has any proprietary interest in or to the Translations or Auxiliary Translation Materials.

    7. Instructions. The parties shall provide instructions to Bentley's Third-Party Contractor in accordance with this Agreement upon its execution.

    8. Termination for Material Breach. Either party may, at its option, terminate this Agreement in the event of a material breach by the other party. Such termination may be effected only through a written notice to the other party, specifically identifying the breach or breaches on which termination is based. Following receipt of such notice, the party in breach shall have sixty (60) days to cure such breach or breaches, and this Agreement shall terminate in the event that such cure is not made by the end of such period. In the event that the parties dispute either the existence of a material breach or the adequacy of attempted cure, and either party submits such dispute to arbitration under Paragraph 10.09 hereof, the termination shall not be deemed effective until the arbitrator renders a final decision finding an uncured material breach.

    9. Bankruptcy. If either party files a petition in bankruptcy (or is the subject of an involuntary petition in bankruptcy that is not dismissed within sixty (60) days after the effective filing date thereof); or is or becomes insolvent; or enters into any formal arrangement with its creditors, or ceases doing business in the ordinary course; or admits of a general inability to pay its debts as they become due; then the other party shall have the right to terminate this Agreement upon fifteen (15) days written notice.


    10. General Provisions.

          10.01 Entire Agreement. This Agreement, together with the Exhibits hereto, collectively set forth the entire agreement and understanding between the parties hereto with respect to the purchase of the Translations and license of the Auxiliary Translation Materials and, except as specifically provided herein, supersede and merge all prior oral and written agreements, discussions and understandings between the parties with respect to the subject matter hereof, and neither of the parties shall be bound by any conditions, inducements or representations other than as expressly provided for herein.


          10.02 Independent Contractors. In making and performing this Agreement, Bentley and Intergraph act and shall act at all times as independent contractors and nothing contained in this Agreement shall be construed or implied to create an agency, partnership or employer and employee relationship between Bentley and Intergraph. At no time shall either party make commitments or incur any charges or expenses for or in the name of the other party.


          10.03 Notices. Any notice required or permitted to be given hereunder, shall, except where specifically provided otherwise, be given in writing to the person listed below by registered mail or overnight delivery service, and the date upon which any such notice is received at the designated address shall be deemed to be the date of such notice. Any notice shall be delivered as follows:



          If to Intergraph:   Intergraph Corporation
                              One Madison Industrial Park
                              Huntsville, Alabama  35894
                              Attention:  James W. Meadlock
                                          President

          If to Bentley:      Bentley Systems, Inc.
                              690 Pennsylvania Drive
                              Exton,Pennsylvania 19341
                              Attention: Keith Bentley,
                                         President

or addressed to such other address as that party may have given by written notice in accordance with this provision.



          10.04 Amendments; Modifications. This Agreement may not be amended or modified except in a writing duly executed by the parties hereto.



          10.05 Assignment. Neither party shall assign this Agreement, or any part thereof, without the prior written consent of the other party.


          10.06 Severability. The provisions of this Agreement shall be severable, and if any of them are held invalid or unenforceable for any reason, such provision shall be adjusted to the minimum extent necessary to cure such invalidity. The invalidity or unenforceability of one or more of the provisions contained in this Agreement shall not affect any other provisions of this Agreement.


          10.07 Waivers. Any delay or forbearance by either party in exercising any right hereunder shall not be deemed a waiver of that right.


          10.08 Governing Law. This Agreement shall be governed by and interpreted in accordance with the substantive laws of the State of Delaware.

          10.09 Arbitration. In the event of a dispute between the parties arising under this Agreement, the parties shall submit to binding arbitration before a single arbitrator in Wilmington, Delaware, under the Commercial Arbitration Rules of the American Arbitration Association, except that temporary restraining orders or preliminary injunctions, or their equivalent in any country of the world, may be obtained from any court of competent jurisdiction. The pre-hearing and hearing proceedings in the arbitration shall be generally governed by the Federal Rules of Civil Procedure and the judicial precedent interpreting those rules. The decision of the arbitrator shall be final and binding with respect to the dispute subject to the arbitration and shall be enforceable in any court of competent jurisdiction. Each party shall bear its own expenses, attorney's fees and costs incurred in such arbitration.

          10.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one Agreement.

          10.11 Construction. This Agreement is the product of joint draftsmanship and shall not be construed against one party more strictly than against the other.

          10.12 Confidentiality of Agreement. The detailed terms of this Agreement shall remain confidential. In no event shall either party disclose the detailed terms of this Agreement without the prior written consent of the other party; provided, however, each of the parties may announce publicly the framework of this Agreement without consent of the other party.
          10.13 Headings. The headings in this Agreement are inserted merely for the purpose of convenience and shall not affect the meaning or interpretation of this Agreement.


          IN WITNESS WHEREOF, each of the parties has executed this Agreement as of the date and year first above written.



ATTEST:                       BENTLEY SYSTEMS, INCORPORATED

/s/ Jennifer S. Ware          BY: /s/ Keith Bentley
- ---------------------         -----------------------

                              TITLE: /s/ President
                              -----------------------


ATTEST:                       INTERGRAPH CORPORATION

/s/ Marcus B. Maddox          BY: /s/ T.D. Steele
- --------------------          -----------------------

                              TITLE: /s/ President, Intergraph Software
                              -----------------------
                                     Solutions
                              -----------------------

                           EXHIBIT A
                              TO
 JAPANESE AND KOREAN LANGUAGE TRANSLATIONS PURCHASE AGREEMENT
 ------------------------------------------------------------

Japanese
- --------

MicroStation Resource Files

MicroStation DOS-specific Documentation
MicroStation Windows NT-specific Documentation
MicroStation Clipper-specific Documentation
MicroStation NEC-PC-specific Documentation

                                       TOTAL:  $560,000 (U.S.)

Korean
- ------

MicroStation Resource Files

MicroStation DOS-specific Documentation
MicroStation Windows NT-specific Documentation
MicroStation Clipper-specific Documentation


                                        TOTAL:  $210,000 (U.S.)


                EXHIBIT D TO DECEMBER AGREEMENT

CHINESE AND TAIWANESE LANGUAGE TRANSLATIONS PURCHASE AGREEMENT
- --------------------------------------------------------------

          THIS AGREEMENT is entered into this 16th day of December, 1994, by and between INTERGRAPH CORPORATION ("Intergraph"), a Delaware corporation having its principal office and place of business at One Madison Industrial Park, Huntsville, Alabama 35894, and BENTLEY SYSTEMS, INCORPORATED ("Bentley"), a Delaware corporation having its principal office and place of business at 690 Pennsylvania Drive, Exton, Pennsylvania 19431.

                     W I T N E S S E T H:

          WHEREAS, the parties hereto entered into a series of written agreements dated May 2, 1994, including a Business
Relations Agreement;

          WHEREAS, pursuant to Paragraph 3.04 of the Business
Relations Agreement, Bentley received an option to acquire
Intergraph's rights to certain foreign language translations of MicroStation prepared by or for Intergraph;

          WHEREAS, Bentley desires to exercise its option to purchase Intergraph's interest in the foreign language translations of the documentation and machine-readable information of the MicroStation software for China and Taiwan;

          WHEREAS, the parties hereto have agreed to vary the terms under which Bentley may exercise such option.

          NOW, THEREFORE, intending to be legally bound, the parties hereto agree as follows:

    1. Definitions. As used herein, the following words, terms and phrases shall have the following meanings:

          1.01 "Translations" means the foreign language translations for China and Taiwan of the documentation, machine-readable information and resource files for all versions of MicroStation operating on any hardware or software platform, including without limitation the MicroStation Windows NT-specific, MicroStation DOS-specific and MicroStation Clipper-specific documentation and resource files.

          1.02 "Localization Auxiliary Programs" means auxiliary programs developed by Intergraph or third parties to facilitate translation and MicroStation usage in the Chinese and Taiwanese languages, such as keyboard input front-end processors, and includes source code, object code and documentation therefor.

          1.03 "Auxiliary Translation Materials" means:
               (i) the Localization Auxiliary Programs for
China and Taiwan; and
               (ii) any other software and documentation, including without limitation glossaries (and software tools therefor), all font libraries and resource files, necessary or desirable for the development and distribution of the foreign language kits of MicroStation for China and Taiwan.

          1.04 "Third-Party Contractor" means a third party which has entered into a written agreement with Bentley to prepare Chinese or Taiwanese foreign language translations of MicroStation, or to manufacture or distribute Chinese or Taiwanese language kits of MicroStation.


    2. Grant.
          (a) Intergraph hereby grants, assigns and conveys to Bentley all of Intergraph's right, title and interest whatsoever, including without limitation all of Intergraph's copyrights and other intellectual property rights, in and to the Translations, together with the right to sue for past infringement of the Translations.

          (b) Intergraph hereby grants to Bentley, its distributors, resellers and Third-Party Contractors a perpetual non-exclusive royalty-free worldwide right and license to use, reproduce, modify, enhance, publicly perform, publicly display, transmit and distribute to the public as an integral part of a localized MicroStation product the Auxiliary Translation Materials.


    3. Delivery of Materials.  Within the later of (a) fourteen
(14) days after the date of this Agreement, or (b) seven (7) days after completion of any Translation, Intergraph shall deliver to Bentley on one or more diskettes an electronic copy and two paper copies of the Translations and the Auxiliary Translation Materials, together with a copy of the written assignments of the copyrights in and to the Translations to Intergraph.

    4. Payment; Documentation.  Bentley shall compensate
Intergraph for the rights granted herein as follows:

          (a) Bentley's invoices to Intergraph for purchases by Intergraph of Chinese MicroStation Version 5 kits shall not include the ten percent (10%) surcharge, as permitted in Paragraph 5.03(e) of the Distribution Agreement dated May 2, 1994, between the parties, for such translated kits until the earlier of December 31, 1996, or such time as the cumulative number of such kits purchased by Intergraph times four percent (4%) of the U.S. list price for MicroStation is equal to seventy percent (70%) of the documented direct costs (as set forth in Exhibit A hereto) incurred by Intergraph to prepare the Chinese Translations.

          (b) Bentley's invoices to Intergraph for purchases by Intergraph of Taiwanese MicroStation Version 5 kits shall not include the ten percent (10%) surcharge, as permitted in Paragraph 5.03(e) of the Distribution Agreement dated May 2, 1994, between the parties, for such translated kits until the earlier of December 31, 1996, or such time as the cumulative number of such kits purchased by Intergraph times four percent (4%) of the U.S. list price for MicroStation is equal to seventy percent (70%) of the documented direct costs (as set forth in Exhibit A hereto) incurred by Intergraph to prepare the Taiwanese Translations.

          (c) Upon written request by Bentley, Intergraph shall permit reasonable inspection by Bentley or a third-party auditor retained by Bentley of all of its documentation supporting the direct costs of the Translations.

    5. Execution of Documents. Intergraph shall perform acts and execute documents, at Bentley's expense and request, which are reasonably necessary to transfer or perfect in Bentley the rights granted by Intergraph to Bentley herein.

    6. Warranty. Intergraph represents and warrants to Bentley that (a) it has paid in full for the preparation of the Translations and Auxiliary Translation Materials, and has received from an assignment of the copyrights in each instance where such materials were prepared by third parties; (b) it is the owner of the Translations and the Auxiliary Translation Materials, including all intellectual property rights therein;
(c) it has the right, power and authority to grant the rights granted under this Agreement and fully perform its obligations hereunder; and (d) it has not, as of the date hereof, received notice of a claim that the Translations or Auxiliary Translation Materials infringe any patent, copyright or other intellectual property right anywhere in the world or that any third party has any proprietary interest in or to the Translations or Auxiliary Translation Materials.

    7. Instructions. The parties shall provide instructions to Bentley's Third-Party Contractor in accordance with this Agreement upon its execution.

    8. Termination for Material Breach. Either party may, at its option, terminate this Agreement in the event of a material breach by the other party. Such termination may be effected only through a written notice to the other party, specifically identifying the breach or breaches on which termination is based. Following receipt of such notice, the party in breach shall have sixty (60) days to cure such breach or breaches, and this Agreement shall terminate in the event that such cure is not made by the end of such period. In the event that the parties dispute either the existence of a material breach or the adequacy of attempted cure, and either party submits such dispute to arbitration under Paragraph 10.09 hereof, the termination shall not be deemed effective until the arbitrator renders a final decision finding an uncured material breach.

    9. Bankruptcy. If either party files a petition in bankruptcy (or is the subject of an involuntary petition in bankruptcy that is not dismissed within sixty (60) days after the effective filing date thereof); or is or becomes insolvent; or enters into any formal arrangement with its creditors, or ceases doing business in the ordinary course; or admits of a general inability to pay its debts as they become due; then the other party shall have the right to terminate this Agreement upon fifteen (15) days written notice.

   10. General Provisions.

          10.01 Entire Agreement. This Agreement, together with the Exhibits hereto, collectively set forth the entire agreement and understanding between the parties hereto with respect to the purchase of the Translations and license of the Auxiliary Translation Materials and, except as specifically provided herein, supersede and merge all prior oral and written agreements, discussions and understandings between the parties with respect to the subject matter hereof, and neither of the parties shall be bound by any conditions, inducements or representations other than as expressly provided for herein.

          10.02 Independent Contractors. In making and performing this Agreement, Bentley and Intergraph act and shall act at all times as independent contractors and nothing contained in this Agreement shall be construed or implied to create an agency, partnership or employer and employee relationship between Bentley and Intergraph. At no time shall either party make commitments or incur any charges or expenses for or in the name of the other party.

          10.03 Notices. Any notice required or permitted to be given hereunder, shall, except where specifically provided otherwise, be given in writing to the person listed below by registered mail or overnight delivery service, and the date upon which any such notice is received at the designated address shall be deemed to be the date of such notice. Any notice shall be delivered as follows:

          If to Intergraph:   Intergraph Corporation
                              One Madison Industrial Park
                              Huntsville, Alabama  35894
                              Attention:  James W. Meadlock
                                          President

          If to Bentley:      Bentley Systems, Inc.
                              690 Pennsylvania Drive
                              Exton, Pennsylvania 19341
                              Attention:  Keith Bentley,
                                          President

or addressed to such other address as that party may have given by written notice in accordance with this provision.

          10.04 Amendments; Modifications. This Agreement may not be amended or modified except in a writing duly executed by the parties hereto.

          10.05 Assignment. Neither party shall assign this Agreement, or any part thereof, without the prior written consent of the other party.

          10.06 Severability. The provisions of this Agreement shall be severable, and if any of them are held invalid or unenforceable for any reason, such provision shall be adjusted to the minimum extent necessary to cure such invalidity. The invalidity or unenforceability of one or more of the provisions contained in this Agreement shall not affect any other provisions of this Agreement.

          10.07 Waivers. Any delay or forbearance by either party in exercising any right hereunder shall not be deemed a waiver of that right.

          10.08 Governing Law. This Agreement shall be governed by and interpreted in accordance with the substantive laws of the State of Delaware.

          10.09 Arbitration. In the event of a dispute between the parties arising under this Agreement, the parties shall submit to binding arbitration before a single arbitrator in Wilmington, Delaware, under the Commercial Arbitration Rules of the American Arbitration Association, except that temporary restraining orders or preliminary injunctions, or their equivalent in any country of the world, may be obtained from any court of competent jurisdiction. The pre-hearing and hearing proceedings in the arbitration shall be generally governed by the Federal Rules of Civil Procedure and the judicial precedent interpreting those rules. The decision of the arbitrator shall be final and binding with respect to the dispute subject to the arbitration and shall be enforceable in any court of competent jurisdiction. Each party shall bear its own expenses, attorney's fees and costs incurred in such arbitration.

          10.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one Agreement.

          10.11 Construction. This Agreement is the product of joint draftsmanship and shall not be construed against one party more strictly than against the other.

          10.12 Confidentiality of Agreement. The detailed terms of this Agreement shall remain confidential. In no event shall either party disclose the detailed terms of this Agreement without the prior written consent of the other party; provided, however, each of the parties may announce publicly the framework of this Agreement without consent of the other party.

          10.13 Headings. The headings in this Agreement are inserted merely for the purpose of convenience and shall not affect the meaning or interpretation of this Agreement.


          IN WITNESS WHEREOF, each of the parties has executed this Agreement as of the date and year first above written.



ATTEST:                       BENTLEY SYSTEMS, INCORPORATED

                              BY:
- ---------------------         --------------------------------

                              TITLE:
                                    --------------------------



ATTEST:                       INTERGRAPH CORPORATION

/s/ Marcus B. Maddox          BY: /s/ T.D. Steele
- ---------------------         --------------------------------

                              TITLE: /s/ President,Intergraph Software
                              --------------------------------
                                     Solutions
                              --------------------------------


                          EXHIBIT A
                             TO
     CHINESE AND TAIWANESE LANGUAGE TRANSLATIONS PURCHASE AGREEMENT
     --------------------------------------------------------------

Chinese and Taiwanese Translations
- ----------------------------------

MicroStation Resource Files

MicroStation DOS-specific Documentation
MicroStation Windows NT- specific Documentation
MicroStation Clipper-specific Documentation

                                        TOTAL: $115,000 (U.S.)


                EXHIBIT E TO DECEMBER AGREEMENT



              INTERGRAPH 1994 YEAR-END INVENTORY OF
             MICROSTATION ALTERNATE PLATFORM V5 KITS
             ---------------------------------------

Platform                                    Number of Kits
- --------                                    --------------
                                          (English)     (Foreign Languages)
MS NT                                       572
MS DOS                                    2,292
DEC ALPHA                                   355
HP                                          613
SPARC                                         3